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                                                                    Exhibit 99.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of Greystone Digital Technology, Inc. (the Company) on Form 10-KSB for the period ending March 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Jon M. Reynolds, Director of the Company, certify, pursuant to 18 U.S.C. (SS) 1350, as adopted pursuant to (SS) 906 of the Sarbanes-Oxley Act of 2002, that:

          (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Act of 1934 (15 U.S.C.78m or 78o(d)); and

          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Jon M. Reynolds
-------------------
Jon M. Reynolds
Director

August 5, 2002